UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2018

FOAMIX PHARMACEUTICALS LTD.
(Translation of registrant's name into English)

Israel (State or other jurisdiction of incorporation)	001-36621 (Commission File Number)	N/A (IRS Employer Identification No.)

2 Holzman Street, Weizmann Science Park Rehovot, Israel (Address of principal executive offices)		7670402 (Zip Code)

+972-8-9316233 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 13, 2018, Foamix Pharmaceuticals Ltd. ("Foamix" or the "Company") entered into an underwriting agreement (the "Underwriting Agreement") among Foamix, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Cowen and Company, LLC and Barclays Capital Inc., as representatives (the “Representatives”) of the several underwriters listed in Schedule I thereto, relating to an offering of an aggregate of 11,670,000 ordinary shares (the "Firm Shares") of the Company, par value NIS 0.16 per share. The offering price to the public is $6.00 per Firm Share, and the Underwriters purchased the Firm Shares pursuant to the Underwriting Agreement at a price of $5.64 per Firm Share. Pursuant to the Underwriting Agreement, the Company has granted the underwriters an option for 30 days to purchase up to an additional 1,750,500 ordinary shares (the "Option Shares", together with the Firm Shares, the "Shares"). On September 14, 2018, the Representatives notified the Company that the underwriters had elected to execute in full the option to purchase the Option Shares. The offering contemplated by the Underwriting Agreement is expected to close on September 18, 2018.

The Shares are being sold pursuant to a prospectus supplement, dated September 13, 2018, and related prospectus, dated April 2, 2018, each filed with the U.S. Securities and Exchange Commission (the "SEC"), relating to the Company's registration statement on Form S-3 (File No. 333-224084).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Descriptions
Exhibit 1.1
Underwriting Agreement, dated September 13, 2018, among Foamix Pharmaceuticals Ltd., and Merrill Lynch, Pierce, Fenner & Smith, Cowen and Company, LLC and Barclays Capital Inc., as representatives of the several underwriters listed in Schedule I thereto

Exhibit 5.1	Opinion of Herzog Fox & Neeman
Exhibit 23.1	Consent of Herzog Fox & Neeman (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOAMIX PHARMACEUTICALS LTD.

Date: September 18, 2018	By:	/s/ Ilan Hadar
Name: Ilan Hadar
Title: Chief Financial Officer and Country Manager